Click Here to Edit Title August 1, 2024 Second Quarter 2024 Earnings

Click Here to Edit Titleautionary Statement 2 Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s third quarter 2024 and full year 2024 outlook including expected sales, expected organic sales, expected earnings per share, expected adjusted earnings per share, estimated net income and estimated adjusted EBITDA and the assumptions underlying these expectations, anticipated future acquisition behavior, resource deployment and focus and organic and inorganic growth, anticipated trends in end markets, anticipated growth initiatives, the anticipated benefits of the Company’s recent acquisitions, and the expected timing for the closing of the Mott Corporation acquisition, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries; the impact of catastrophic weather events, natural disasters and public health threats; economic and political consequences resulting from terrorist attacks and wars; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; cybersecurity incidents; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain conditions; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release which is available on our website.

Click Here to Edit TitleIDEX Ov rview 3 • Solid performance despite headwinds from uncertainty • Industrial softness driven by project delays • No launch yet in Semicon or Life Sciences & Analytical Instrumentation • Impressive Dispensing growth in emerging markets • Continuing to innovate and focus on top growth initiatives • Monitoring industrial day rates, project activity overall and Semicon releases for signs of inflection • Deploying best talent towards business integration of Mott into HST Second Quarter Results Looking Ahead

Click Here to Edit Title Fluid & Metering Technologies Fire & Safety / Diversified Products 4 Innovation f r Grow h Health & Science Technologies MP350 Microlyser™ Processor Melles Griot® XPLAN™ CCG Lens Series Trebor QNXT heater systemsVerisighht Ultra WildCAT all-in-one control solution

Click Here to Edit Title 5 Disciplined Capital D ployment Tuning our portfolio for profitable growth SewerScout™ VScout™ Terralytics™ Acquisitions Expands Applied Material Science Technologies Portfolio Analytic Solution addition to Intelligent Water Platform 5 Divestiture

Click Here to Edit TitleQ2 2024 Financial Performance 6 ($ in millions excl. EPS) $846 $807 Q2'23 Q2'24 Sales -4% Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q2 ‘24 earnings release. 28.4% 27.8% Q2'23 Q2'24 Adj. EBITDA Margin* -60 bps $2.18 $2.06 Q2'23 Q2'24 Adj. EPS* -6% $120 $118 Q2'23 Q2'24 Free Cash Flow* -2% Strong execution amid challenging market headwinds Organic* FX M&A YoY∆ Sales Growth -4% -1% - -5%

Click Here to Edit TitleQ2 2024 Adjusted EBITDA Walk 7 *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q2 ‘24 earnings release. 2Q ‘23 Act Adj. EBITDA* Volume Flow Through Price / Productivity / Inflation Mix Acq / Div / FX 2Q ‘24 Act Adj. EBITDA* ($ in millions) Price and productivity performance mitigating volume/mix headwinds Flow through at PY GM%* 44.7% Organic flow through** (48.7%) **Excludes Acquisition, Divestiture, FX Total flow through*** (42.4%) ***Total flow through is calculated as change in Adjusted EBITDA divided by change in Net Sales

Click Here to Edit TitleQ2 2024: Fluid & Met ring Technologies 8 $325 $319 Q2'23 Q2'24 Sales Flat Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q2 ‘24 earnings release. 35.1% 33.7% Q2'23 Q2'24 Adj. EBITDA Margin* -140 bps $303 $287 Q2'23 Q2'24 Orders -4% Organic* Organic* FX M&A YoY∆ Sales Growth 0% -1% -1% -2% Highlights • Municipal Water strength • Energy market remains stable • Ag cyclically down • Lower volume leverage and higher costs partially offset by price/cost and operational productivity Key Markets Health 2024 Water Solutions & Services Diversified Industrials Agriculture ($ in millions) Positive catalysts Stable / moderate lift Flat / no signs of bounce back / cyclically down Industrial day rates stable… projects pushout

Click Here to Edit TitleQ2 2024: Health & Science Technologies 9 Sales -11% Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q2 ‘24 earnings release. Adj. EBITDA Margin* +10 bps Orders +5% Organic* Organic* FX M&A YoY∆ Sales Growth -11% 0% 0% -11% 2024 Industrials Semiconductor Life Sciences Analytical Instrumentation ($ in millions) Life Sciences in line with expectations…Semicon recovery lagging $340 $304 Q2'23 Q2'24 27.6% 27.7% Q2'23 Q2'24 $285 $299 Q2'23 Q2'24 Highlights • Life Science & Analytical Instrumentation in line with expectations • Semiconductor lagging • Industrials projects delayed • Lower volume leverage and higher costs partially offset by price/cost and operational productivity Key Markets Health Positive catalysts Stable / moderate lift Flat / no signs of bounce back / cyclically down

Click Here to Edit TitleQ2 2024: Fire & Safety / Diversified Products 10 Sales +1% Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q2 ‘24 earnings release. Adj. EBITDA Margin* -40 bps Orders +6% Organic* Organic* FX M&A YoY∆ Sales Growth 1% -1% 0% 0% Highlights • Strong Dispensing Emerging Markets • Fire NA OEM production ramp • BAND-IT auto and industrial softness • Higher employee-related costs and lower volume leverage partially offset by price/cost Key Markets Health 2024 Fire & Rescue Auto, Aero & Defense Dispensing ($ in millions) Positive catalysts Stable / moderate lift Flat / no signs of bounce back / cyclically down Strong wins in Dispensing emerging markets $185 $185 Q2'23 Q2'24 29.4% 29.0% Q2'23 Q2'24 $179 $189 Q2'23 Q2'24

Click Here to Edit Title2024 Guidance Summary 11 *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q2 ‘24 earnings release. Reconciliations of the Company’s Free Cash Flow as a percentage of Adjusted Net Income guidance to the most directly comparable GAAP financial measures cannot be provided without unreasonable efforts and are not provided herein because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Third Quarter Full Year Full Year Current Guidance Current Guidance Prior Guidance Revenue % vs Prior Year Organic* 0% – 1% (2%) - (1%) 0% - 2% growth EBITDA % Adjusted* ~27% ~27% ~28% Earnings Per Share Reported* $1.61 - $1.66 $6.85 - $6.95 $7.13 - $7.43 Earnings Per Share Adjusted* $1.85 - $1.90 $7.80 - $7.90 $8.15 - $8.45 Other Modeling Items: FX Impact on Sales 0% -a) 0% 0% Acquisition/Divesture Impact on Sales (1%) ~0% ~1% Depreciation $ ~$17 Million ~$67 Million ~$71 Million Amortization $ ~$24 Million ~$96 Million ~$98 Million Net Interest $ ~$10 Million ~$37 Million ~$43 Million Capital Expenditures $75+ Million $75+ Million Tax Rate ~23% ~22% ~23% Free Cash Flow % of Adjusted Net Income* 100%+ 100%+ Corporate Costs ~$22 Million ~$95 Million ~$95 Million (a) – Based on 6/30/2024 FX Rate Earnings per share estimates exclude all future acquisitions and any future restructuring expenses

Click Here to Edit TitleIDEX Value Drivers ORGANIC GROWTH INORGANIC GROWTH MARGIN EXPANSION • Leading market entitlement • Pricing Execution • Growth Bets Prioritization • Strong funnel of M&A opportunities • Fast growing companies • Disciplined capital deployment • Leading the IDEX Op Model • 80/20 • Leverage

Click Here to Edit Title Non-GAAP Reconciliations

Table 1: Reconciliations of the Change in Net Sales to Organic Net Sales FMT HST FSDP IDEX Three Months Ended June 30, 2024 Change in net sales (2%) (11%) —% (5%) Less: Net impact from acquisitions/divestitures(1) (1%) —% —% —% Impact from foreign currency (1%) —% (1%) (1%) Change in organic net sales —% (11%) 1% (4%) Six Months Ended June 30, 2024 Change in net sales (2%) (11%) 1% (5%) Less: Net impact from acquisitions/divestitures(1) —% 1% —% —% Impact from foreign currency (1%) —% —% —% Change in organic net sales (1%) (12%) 1% (5%) Table 2: Reconciliations of Reported-to-Adjusted Gross Profit and Gross Margin (dollars in millions) Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Gross profit $ 366.8 $ 378.0 $ 724.2 $ 760.5 Fair value inventory step-up charge — — 2.5 — Adjusted gross profit $ 366.8 $ 378.0 $ 726.7 $ 760.5 Net sales $ 807.2 $ 846.2 $ 1,607.7 $ 1,691.6 Gross margin 45.4% 44.7% 45.0% 45.0% Adjusted gross margin 45.4% 44.7% 45.2% 45.0%

Table 3: Reconciliations of Reported-to-Adjusted Net Income Attributable to IDEX and Diluted EPS Attributable to IDEX ***(in millions, other than per share amounts)***

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
Reported net income attributable to IDEX	$ 141.3	$ 138.6	$ 262.7	$ 278.4
Fair value inventory step-up charge	—	—	2.5	—
Tax impact on fair value inventory step-up charge	—	—	(0.5)	—
Restructuring expenses and asset impairments	1.3	3.6	2.4	4.1
Tax impact on restructuring expenses and asset impairments	(0.3)	(0.8)	(0.6)	(0.9)
Gain on sale of business	(4.6)	—	(4.6)	—
Tax impact on gain of sale of business	—	—	—	—
Credit loss on note receivable from collaborative partner[(2)]	—	7.7	—	7.7
Tax impact on credit loss on note receivable from collaborative partner	—	(1.6)	—	(1.6)
Acquisition-related intangible asset amortization	23.9	23.2	48.5	46.8
Tax impact on acquisition-related intangible asset amortization	(5.5)	(5.3)	(11.1)	(10.5)
Adjusted net income attributable to IDEX	$ 156.1	$ 165.4	$ 299.3	$ 324.0
Reported diluted EPS attributable to IDEX	$ 1.86	$ 1.82	$ 3.46	$ 3.66
Fair value inventory step-up charge	—	—	0.03	—
Tax impact on fair value inventory step-up charge	—	—	(0.01)	—
Restructuring expenses and asset impairments	0.02	0.05	0.03	0.06
Tax impact on restructuring expenses and asset impairments	—	(0.01)	(0.01)	(0.01)
Gain on sale of business	(0.06)	—	(0.06)	—
Tax impact on gain of sale of business	—	—	—	—
Credit loss on note receivable from collaborative partner[(2)]	—	0.10	—	0.10
Tax impact on credit loss on note receivable from collaborative partner	—	(0.02)	—	(0.02)
Acquisition-related intangible asset amortization	0.31	0.31	0.64	0.62
Tax impact on acquisition-related intangible asset amortization	(0.07)	(0.07)	(0.14)	(0.14)
Adjusted diluted EPS attributable to IDEX	$ 2.06	$ 2.18	$ 3.94	$ 4.27
Diluted weighted average shares outstanding	75.9	75.9	75.9	75.9

Table 4: Reconciliations of Net Income to Adjusted EBITDA *(dollars in millions)*

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
Reported net income	**$ 141.2**	$ 138.5	**$ 262.5**	$ 278.3
Provision for income taxes	**38.0**	40.0	**71.2**	80.0
Interest expense - net	**8.1**	13.3	**17.5**	26.4
Gain on sale of business	**(4.6)**	—	**(4.6)**	—
Depreciation	**16.3**	14.4	**32.5**	27.2
Amortization	**23.9**	23.2	**48.5**	46.8
Fair value inventory step-up charges	**—**	—	**2.5**	—
Restructuring expenses and asset impairments	**1.3**	3.6	**2.4**	4.1
Credit loss on note receivable from collaborative partner[(2)]	**—**	7.7	**—**	7.7
Adjusted EBITDA	**$ 224.2**	$ 240.7	**$ 432.5**	$ 470.5
Adjusted EBITDA Components				
FMT	**$ 107.7**	$ 114.1	**$ 213.1**	$ 220.3
HST	**84.2**	93.7	**165.6**	194.4
FSDP	**53.8**	54.5	**105.2**	104.2
Corporate and other	**(21.5)**	(21.6)	**(51.4)**	(48.4)
Total Adjusted EBITDA	**$ 224.2**	$ 240.7	**$ 432.5**	$ 470.5
Net sales	**$ 807.2**	$ 846.2	**$ 1,607.7**	$ 1,691.6
Net income margin	**17.5%**	16.4%	**16.3%**	16.4%
Adjusted EBITDA margin	**27.8%**	28.4%	**26.9%**	27.8%

Table 5: Reconciliations of Cash Flows from Operating Activities to Free Cash Flow *(dollars in millions)*

	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
Cash flows from operating activities	**$ 133.6**	$ 141.2	**$ 290.2**	$ 289.1
Less: Capital expenditures	**15.9**	21.6	**35.9**	48.2
Free cash flow	**$ 117.7**	$ 119.6	**$ 254.3**	$ 240.9

Table 6: Reconciliation of Estimated 2024 Change in Net Sales to Change in Organic Net Sales

	Guidance			
	Third Quarter 2024		Full Year 2024	
	Low End	High End	Low End	High End
Change in net sales	(1%)	—%	(2%)	(1%)
Less:				
Net impact from acquisitions/divestitures	(1%)	(1%)	—%	—%
Impact from foreign currency	—%	—%	—%	—%
Change in organic net sales	—%	1%	(2%)	(1%)

Table 7: Reconciliation of Estimated 2024 Diluted EPS Attributable to IDEX to Adjusted Diluted EPS Attributable to IDEX Guidance Third Quarter 2024 Full Year 2024 Estimated diluted EPS attributable to IDEX $1.61 - $1.66 $6.85 - $6.95 Fair value inventory step-up charge — 0.03 Tax impact on fair value inventory step-up charge — (0.01) Restructuring expenses and asset impairments — 0.03 Tax impact on restructuring expenses and asset impairments — (0.01) Gain on sale of business — (0.06) Tax impact on gain of sale of business — — Acquisition-related intangible asset amortization 0.31 1.25 Tax impact on acquisition-related intangible asset amortization (0.07) (0.28) Estimated adjusted diluted EPS attributable to IDEX $1.85 - $1.90 $7.80 - $7.90 Table 8: Reconciliation of Estimated 2024 Net Income to Adjusted EBITDA (dollars in millions) Guidance Third Quarter 2024 Full Year 2024 Low End High End Low End High End Reported net income $ 123.1 $ 127.0 $ 520.2 $ 527.9 Provision for income taxes 36.8 37.9 148.1 150.4 Interest expense - net 9.8 9.8 37.1 37.1 Gain on sale of business — — (4.6) (4.6) Depreciation 16.9 16.9 66.7 66.7 Amortization of intangible assets 23.7 23.7 95.8 95.8 Fair value inventory step-up charge — — 2.5 2.5 Restructuring expenses and asset impairments — — 2.4 2.4 Adjusted EBITDA $ 210.3 $ 215.3 $ 868.2 $ 878.2 Net sales $ 782.0 $ 791.5 $ 3,195.7 $ 3,230.0 Net income margin 15.7% 16.0% 16.3% 16.3 % Adjusted EBITDA margin 26.9% 27.2% 27.2% 27.2% (1) Represents the sales from acquired or divested businesses during the first 12 months of ownership or prior to divestiture. (2) Represents a reserve on an investment with a collaborative partner recorded in Other expense (income) – net during the three and six months ended June 30, 2023. During the fourth quarter of 2023, the Company converted the promissory note receivable from the collaborative partner to equity, resulting in a cost method investment with zero value.